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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 2006

                       TRANSACT TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in its charter)




           Delaware                      0-21121                 06-1456680
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
      of incorporation)                                      identification no.)

7 Laser Lane, Wallingford, CT                                    06492
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (203) 269-1198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 17, 2006, TransAct Technologies Incorporated (the "Company") signed a five-year contract extension with GTECH Corporation, a leading global gaming and lottery technology and services company. The contract extends the term of the agreement through June 2012. Under the terms of the contract, the Company will continue to supply GTECH, the Company's largest customer, with lottery printers designed for high-volume, high-speed printing of lottery tickets for various lottery applications. The terms of the contract extension include changes to the unit price, the lead-time required and the contract term.

On February 23, 2006, the Company issued a press release announcing the contract extension with GTECH. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits:



Exhibit  Description

99.1     Press Release dated February 23, 2006 of TransAct Technologies
         Incorporated

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TRANSACT TECHNOLOGIES INCORPORATED



By: /s/ Steven A. DeMartino
---------------------------------------------------
Steven A. DeMartino
Executive Vice President, Chief Financial Officer,
 Treasurer and Secretary


Date: February 23, 2006

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                                  EXHIBIT LIST

The following exhibit is filed herewith.



Exhibit   Description

99.1 Press Release dated February 23, 2006 issued by TransAct Technologies Incorporated


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